Exhibit 24.1


                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wesley D. Stisser, Jr. and F. Michael Stapleton, or either of them, acting alone, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statement on Form S-1 and any and all amendments thereto of CNY Financial Corp., and the Application for Conversion on Form 86-AC and all amendments thereto of Cortland Savings Bank, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York State Banking Department, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and the Banking Board regulations, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement on Form S-1 and the Application for Conversion on Form 86-AC have been duly signed by the following persons in the capacities and on the dates indicated.

Dated:   June 19, 1998


/s/Wesley D. Stisser                        /s/Edward G. Burgess
----------------------------------------    -------------------------------
Wesley D. Stisser, Jr., President, Chief    Edward G. Burgess Trustee
Executive Officer, Director and
Trustee


/s/Roland Fragnoli                          /s/Donald P. Reed
-----------------------------------         -------------------------------
Roland Fragnoli                             Donald P. Reed, Director and
Trustee                                     Trustee


/s/Patrick J. Hayes                         /s/Harwood Spaulding
------------------------------------        --------------------------------
Patrick J. Hayes, M.D., Trustee             Harwood Spaulding Trustee

/s/Harvey Kaufman                           /s/Joseph H. Compagni
------------------------------------        --------------------------------
Harvey Kaufman, Director and                Joseph H. Compagni, Director and
Trustee                                     Trustee






/s/Robert S. Kashdin                        /s/Edward E. Hatter, Jr.
------------------------------------        --------------------------------
Robert S. Kashdin, Director and             Edward E. Hatter and Trustee
Trustee


/s/Peter A. Potter                          /s/Judith F. Reihlman
------------------------------------        --------------------------------
Peter A. Potter, Trustee                   Judith F. Reihlman Trustee


/s/Terrance D. Stalder
------------------------------------
Terrance D. Stalder, Director and
Trustee